UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 1, 2004

KNIGHT TRANSPORTATION, INC.
(Exact name of registrant as specified in its charter)

Arizona	000-24946	86-0649974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5601 W. Buckeye Road, Phoenix, AZ	85043
(Address of principal executive offices)	(Zip Code)

(602) 269-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.	Registrant's Business and Operations
	Item 1.01	Entry into a Material Definitive Agreement.
Not applicable.
	Item 1.02	Termination of a Material Definitive Agreement.
Not applicable.
	Item 1.03	Bankruptcy or Receivership.
Not applicable.
Section 2.	Financial Information
	Item 2.01	Completion of Acquisition or Disposition of Assets.
Not applicable.
	Item 2.02	Results of Operations and Financial Condition.
Not applicable.
	Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Not applicable.
	Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
Not applicable.
	Item 2.05	Costs Associated with Exit or Disposal Activities.
Not applicable.
	Item 2.06	Material Impairments.
Not applicable.
Section 3.	Securities and Trading Markets
	Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Not applicable.
	Item 3.02	Unregistered Sales of Equity Securities.
Not applicable.
	Item 3.03	Material Modification to Rights of Security Holders.
Not applicable.
Section 4.	Matters Related to Accountants and Financial Statements
	Item 4.01	Changes in Registrant's Certifying Accountant.
Not applicable.

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	Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
Not applicable.
Section 5.	Corporate Governance and Management
	Item 5.01	Changes in Control of Registrant.
Not applicable.
	Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Not applicable.
	Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Not applicable.
	Item 5.04	Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
Not applicable.
	Item 5.05	Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.
Not applicable.
Section 6.	[Reserved]
Section 7.	Regulation FD
	Item 7.01	Regulation FD Disclosure.

On Wednesday, December 1, 2004, Knight Transportation, Inc., an Arizona corporation (the “Company”), issued a press release (the “Press Release”) announcing that its Board of Directors has initiated a cash dividend policy and declared the Company’s first quarterly cash dividend of $0.02 per share of common stock. The policy approved by the Board of Directors anticipates a total annual dividend of $0.08 per share of common stock, payable in quarterly increments of $0.02 per share of common stock. The actual declaration of future cash dividends, and the establishment of record and payment dates, is subject to final determination by the Company’s Board of Directors each quarter after its review of the Company’s financial performance.

The Company’s first cash dividend is payable to shareholders of record on December 15, 2004, and is expected to be paid on  December 20, 2004.

A copy of the Press Release is attached to this report as Exhibit 99.1.

The information contained in this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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This report and the exhibit hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Specifically, these forward-looking statements relate to the Company’s anticipated total annual dividend of $0.08 per share of common stock. There can be no assurance that future dividends will be declared. The actual declaration of future dividends, and the establishment of record and payment dates, is subject to final determination by the Company’s Board of Directors each quarter after its review of the Company’s financial performance. These forward-looking statements involve a number of risks and uncertainties, and are based upon the current expectations, forecasts, and assumptions of management. In particular, the Company’s declaration of future dividends is subject to various risks and uncertainties, including: the Company’s inability to declare a dividend in compliance with applicable laws; restrictions on the payment of dividends under existing or future credit agreements or other financing arrangements; changes in tax laws relating to corporate dividends; a determination by the Company’s Board of Directors that the declaration of a dividend is not in the best interests of the Company and its shareholders; an increase in the Company’s cash needs or a decrease in available cash; or a deterioration in the Company’s financial condition or results, including as a result of those risks, uncertainties, and other factors identified from time-to-time in the Company’s filings with the Securities and Exchange Commission.

Section 8.	Other Events
	Item 8.01	Other Events.
Not applicable.
Section 9.	Financial Statements and Exhibits
	Item 9.01	Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
Not applicable.
(b) Pro forma financial information.
Not applicable.
(c) Exhibits.
		EXHIBIT NUMBER	EXHIBIT DESCRIPTION
		99.1	Knight Transportation, Inc. press release announcing the initiation of a cash dividend policy and the declaration of a cash dividend

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT TRANSPORTATION, INC.

Date: December 2, 2004	By: /s/ David A. Jackson
David A. Jackson
Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Knight Transportation, Inc. press release announcing the initiation of a cash dividend policy and the declaration of a cash dividend

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